HSBC INVESTOR LIFELINE FUNDS

                       HSBC INVESTOR GROWTH STRATEGY FUND
                   HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
                 HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
                 HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
                             (THE "LIFELINE FUNDS")


                     SUPPLEMENT DATED APRIL 24, 2007 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2007




            Each of the LifeLine Funds listed above invests a portion of its assets in the HSBC Investor Core Plus Fixed Income Portfolio and/or the HSBC Investor Intermediate Duration Portfolio (the "Portfolios"). During the year ended December 31, 2006, the Portfolios received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of each of the LifeLine Fund's investments in one or both Portfolios, as applicable, the total return for the year ended December 31, 2006 for each of the LifeLine Funds was higher than it would have been had the Portfolios not received the payment.






         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE